IVY FUNDS

Delaware Global Real Estate Fund
(formerly, Delaware Ivy LaSalle Global Real Estate Fund)

Delaware Real Estate Securities Fund
(formerly, Delaware Ivy Securian Real Estate Securities Fund)

(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated July 29, 2022, as amended

The following replaces the information in the sections entitled “Fund summaries — Delaware Global Real Estate Fund – Who manages the Fund? — Investment manager and Sub-advisors” and “Fund summaries — Delaware Real Estate Securities Fund – Who manages the Fund? — Investment manager and Sub-advisors”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
James Maydew*	Head of Global Listed Real Estate	July 2022
Jessica Koh	Head of Asia Listed Real Estate	July 2022
* James Maydew is the lead portfolio manager responsible for the day-to-day management of the Fund.

Macquarie Investment Management Europe Limited

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Ryan Watson	Head of European Listed Real Estate	July 2022

The following replaces the disclosure in the Funds’ statutory prospectus sections entitled “Who manages the Funds – Portfolio managers – Delaware Global Real Estate Fund” and “Who manages the Fund – Portfolio managers – Delaware Real Estate Securities Fund”:

James Maydew is responsible for the day-to-day management of the Fund. Mr. Maydew regularly consults with Jessica Koh, Matthew Hodgkins, and Ryan Watson in managing the Fund.

James Maydew Head of Global Listed Real Estate, Macquarie Investment Management Global Limited
James Maydew is Head of Global Listed Real Estate, based in Sydney. He commenced in the real estate industry in 2002, starting his career in the direct markets as a chartered surveyor in London working within the capital transactions division of Cushman & Wakefield, where he advised clients on single asset and portfolio transactions.  Maydew joined AMP Capital's Shopping Centres division in 2006 as an analyst, before transferring to the listed market by joining the firm's global listed real estate team one year later as an investment analyst and portfolio manager. He had advanced through the business becoming deputy head of the team in 2013 and head of the team in late 2016 covering a whole host of geographic markets on both a primary and secondary basis. Maydew joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital Global Equities and Fixed Income team in March 2022. He holds a Bachelor of Science in real estate investment and finance from the University of Reading and he is a fully accredited member of the Royal Institution of Chartered Surveyors (MRICS).

Jessica Koh Head of Asia Listed Real Estate, Macquarie Investment Management Global Limited
Jessica Koh is Head of Asian Listed Real Estate, based in Hong Kong. She joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Koh commenced in the investment management industry in 2003, working at Colonial First State Global Asset Management for four years across its listed real estate and wholesale funds management businesses. Koh joined AMP Capital in March 2006. She holds a Bachelor of Property Economics, with honours, from the University of Technology, Sydney.

Matthew Hodgkins Head of Americas Listed Real Estate, Delaware Management Company, a series of Macquarie Investment Management Business Trust
Matthew Hodgkins is Head of Americas Listed Real Estate, based in Chicago. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Hodgkins commenced in the investment management industry in 2005 at ABN AMRO in London, including roles in emerging markets and global equities. Prior to joining AMP Capital in 2012, he worked at BNP Paribas Asset Management in Singapore as an Asian Property analyst. Hodgkins graduated from the University of Nottingham with a Bachelor of Arts and is an APREA certificate holder.

Ryan Watson Head of European Listed Real Estate, Macquarie Investment Management Europe Limited
Ryan Watson is Head of European Listed Real Estate, based in London. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Watson commenced in the financial industry in 2008 before joining AMP Capital in 2009. He transferred to the Global Listed Real Estate team after working with the Direct Property Team for two years across capital transactions, retail asset management, and fund of fund investing. Watson holds a Bachelor of Applied Finance from Macquarie University.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 2, 2023.